Leap Wireless International, Inc.
Investor Presentation

LEAP

WALL

cricket

Building Value July 7, 2011 Exhibit 99.1

Presentation of Financial and Other Important Information
Presentation of Financial Information
Historical financial and operating data in this presentation reflect the consolidated results of Leap Wireless International, Inc. (the “Company” or “Leap”) and its subsidiaries and consolidated joint ventures for the periods indicated. The term “voice services” refers to the Company’s Cricket Wireless, Muve Music™ and Cricket PAYGo™ service offerings, and the term
“broadband services” refers to the Company’s Cricket Broadband service.  This presentation includes financial information prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), as well as other financial measures referred to as non-GAAP. The non-GAAP financial measures, which include Average Revenue Per User (ARPU),
Cost Per Gross Customer Addition (CPGA), Cash Cost Per User (CCU) and adjusted operating income before depreciation and amortization (OIBDA), should be considered in addition to, but not as substitutes for, the information prepared in accordance with GAAP. For definitions of these non-GAAP financial measures and reconciliations to the most comparable GAAP measures, please see the information under the heading “Financial Reports – Non-GAAP Financial Measures” in the Investor Relations section of Leap’s corporate website (investor.leapwireless.com).
Proxy Solicitation
In connection with the solicitation of proxies, Leap filed with the SEC on June 28, 2011 a definitive proxy statement and has filed and will file other relevant documents concerning the proposals to be presented at Leap’s 2011 Annual Stockholders’ Meeting (the “2011 Annual Meeting”).  Leap also mailed the definitive proxy statement to its stockholders. In addition, Leap files annual, quarterly and special reports, proxy and information statements and other information with the SEC. Leap’s stockholders are urged to read the proxy statement and other information because they contain important information about Leap and the proposals to be presented at the 2011 Annual Meeting. These documents are available for free at the SEC’s website (www.sec.gov) or from Leap (www.leapwireless.com). The contents of the websites referenced herein are not deemed to be incorporated by reference into the proxy statement.
Leap and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from Leap’s stockholders in connection with the election of directors and other matters to be proposed at Leap’s 2011 Annual Meeting. Information regarding the interests, if any, of these directors, executive officers and specified employees is included in the definitive proxy statement filed by Leap with the SEC.
Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current expectations based on currently available operating, financial and competitive information, but are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated in or implied by the forward-looking statements. Our forward-looking statements include our discussions about our expected, future financial performance, including as a result of our current and future product and service plan offerings, future plans to transition to LTE and expected contributions from management and Leap’s proposed slate of nominees to the board of directors and are generally identified with words such as “believe,” “think”, “expect,” “estimate,” “intend,” “seek,” “anticipate,” “continue,” “plan,” “will,” “could,”
“should,” “may” and similar expressions. Risks, uncertainties and assumptions that could affect our forward-looking statements include, among other things:  our ability to attract and retain customers in an extremely competitive marketplace; the duration and severity of the current economic downturn in the United States and changes in economic conditions, including interest rates, consumer credit conditions, consumer debt levels, consumer confidence, unemployment rates, energy costs and other macro-economic factors that could adversely affect demand for the services we provide; the impact of competitors’ initiatives; our ability to successfully implement product and service plan offerings, expand our retail distribution and execute effectively on our other strategic activities; our ability to obtain and maintain roaming and wholesale services from other carriers at cost-effective rates; our ability to maintain effective internal control over financial reporting; our ability to attract, integrate, motivate and retain an experienced workforce, including members of senior management; future customer usage of our wireless services, which could exceed our expectations, and our ability to manage or increase network capacity to meet increasing customer demand; our ability to acquire additional spectrum in the future at a reasonable cost or on a timely basis; our ability to comply with the covenants in any credit agreement, indenture or similar instrument governing any of our existing or future indebtedness; our ability to effectively integrate, manage and operate our new joint venture in South Texas; failure of our network or information technology systems to perform according to expectations and risks associated with the upgrade or transition of certain of those systems, including our billing system; and other factors detailed in the section entitled “Risk Factors”
included in our periodic reports filed with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed with the SEC on May 6, 2011.
All forward-looking statements included in this presentation should be considered in the context of these risks. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Investors and prospective investors are cautioned not to place undue reliance on our forward-looking statements.

•
Executive Overview
•
Industry Perspective – Rapid Growth of Prepaid
•
Business Update – On Trajectory to Grow Stockholder Value
•
Board of Directors – Experienced and Independent
•
Pentwater Proposal and Proxy Contest – Opportunistic and Non-Compliant
•
Conclusion – Vote FOR Leap’s nominees on the WHITE Proxy Card

Agenda

•
Leap implemented significant changes in 2010 to better position business
- Simple, all-inclusive service plans
- New device portfolio, including smartphones
- Nationwide voice and data coverage
- Additions to senior management to better align with customers and improve execution
- Completion of significant back-office system enhancements
•
Changes delivered dramatic improvements in operating
performance,
positioning Leap for improved
financial results and increased stockholder value
- Customer churn at lowest levels in nearly a decade, with voice churn of 2.8% in 1Q11
- Smartphones and accompanying $55 service plan comprised approximately 40% of our sales mix at 1Q11, with customer upgrades and migrations continuing at unprecedented rates
- Significant improvements in average revenue per user (ARPU), driven by adoption of smartphones and higher-revenue service plans
- Board and management continuing to implement initiatives to further momentum and position the Company for the future
•
Leap stock up ~65% since August 4, 2010, after new initiatives were presented at Leap’s Analyst Day
•
Leap is led by an experienced and independent Board of Directors

Executive Overview – Leap
Keep Leap on track for improved stockholder value – vote FOR Leap’s nominees on the WHITE proxy card

•
Pentwater lacks any strategy for the Company beyond actions Leap is already pursuing
•
Pentwater is interested only in short-term profit – and has sold ~40% of its Leap holdings since announcing proxy fight
•
What Pentwater Didn’t Do
- Discuss operational proposals/suggestions with the Company prior to initiating proxy fight
- Disclose all material information when nominating directors
- Commence action in Delaware for months after being informed on March 31  that they didn’t comply with Bylaws
- Ask for a waiver under Leap’s NOL preservation plan to purchase 5% or more of Leap stock
•
What Pentwater Did Do
- Submitted non-compliant nomination one day before end of notice period
- Sold ~40% of its position in Leap in the three months after announcing proxy fight, including selling on day they filed initial proxy statement
- Established short position covering more than 1.6M Leap shares, equal to ~67% of its 2.4M shares held as of
6/20/11
•
Votes for Pentwater will not be counted absent contrary Delaware court judgment

Executive Overview – Pentwater Capital Management
st
Keep Leap on track for improved stockholder value – vote FOR Leap’s nominees on the WHITE proxy card

INDUSTRY PERSPECTIVE Rapid Growth of Prepaid 6

•
Innovative, leading prepaid wireless carrier in U.S.
with ~6 million customers
•
Nation’s 7th largest wireless carrier
•
Offers unlimited voice, text and data services and
national coverage under Cricket brand; flat rates and
no contracts
•
Targets young, ethnically diverse and value
conscious
customer base – among the fastest growing market
segments
•
Leverages industry-leading cost structure to provide
services at prices below most competitors
•
Holds spectrum licenses in 35 of top 50 U.S. markets
•
Offers nationwide service via existing network and
strategic roaming partnerships
Leap Snapshot – Prepaid Wireless Industry Leader

38
82
93
62
18
7
2006
2010
2013E

45
80
112
188
220
226
2006
2010
2013E

2006 – 2013E
CAGR:
14%
3%
Prepaid
Postpaid
Prepaid
% of total
19% 33%
Share of Net Adds (%) Subscribers (M)
Source: Oppenheimer Communications and Internet Infrastructure Report, March 8, 2011

27%
Prepaid Segment Drives Wireless Industry Growth

•
Wireless subscribers increasingly using
devices for data services, internet access
and mobile applications
•
Mobile data traffic in North America
expected to grow 80% annually through
2015
Explosive Growth of Mobile-Only Internet Users
Smartphone Opportunity for Prepaid Carriers
•
To date, smartphones have been sold
predominantly to higher-end customers
•
With increased adoption of data services
and smartphones by the mass market,
significant opportunity exists for prepaid
carriers
9%
10%
26%
42%
Leap MetroPCS Verizon AT&T
Number of Users in North America (M)
4Q10 Smartphone Penetration

2.6
55.6
2010 2015 E
Source: Morgan Stanley Equity Research. MetroPCS penetration is a Morgan Stanley research estimate
Source: Cisco Visual Networking Index: Global Mobile Data Forecast, February 2011
Smartphones are a Significant Opportunity for Prepaid

38.04
39.35
39.83
40.42
27.40
28.29
18.00
19.00
11.00
14.00
1.5%
3.2%
5.6%
27.3%

Leap Has Increased ARPU Near Highest In Industry

Prepaid ARPU ($)
Leap Sprint T-Mobile
1Q10
1Q11
MetroPCS
3.4% % Increase
Tracfone
Source: Company Filings, Morgan Stanley Equity Research.  Leap includes mobile broadband metrics.

Leap Has Significantly Lowered Churn to Best in Industry
1Q10
1Q11
Prepaid Churn (%)
4.5
3.7
3.6
5.7
6.8
3.1 3.1
4.1
4.4
6.7
MetroPCS Leap Sprint
Increase /
Decrease (bps)
T-Mobile Tracfone
Source: Company Filings, Morgan Stanley Equity Research.  Leap churn includes Cricket broadband service.

140
130 60 10
50

BUSINESS UPDATE On Trajectory to Grow Stockholder Value 12

Significant Business Initiatives in 2010
to Meet Evolving Customer Needs

• Introduced all-inclusive, unlimited
nationwide voice and broadband
service plans
• Eliminated activation fees and
telecommunications taxes to
improve customer experience
• Experienced significant customer
adoption and migration to new
service plans
• Introduced robust, new line-up of
affordable devices, including
smartphones, touchscreens, feature
phones and broadband devices
• Increasing customer demand for new
smartphones driving selection of
higher-revenue service plans and
increased ARPU
• Entered into nationwide roaming
agreements to allow nationwide product
and service offerings
• Entered into nationwide wholesale
agreement to supplement 95M CPOP
network with Sprint’s nationwide 3G
network
• Agreements improve competitive
position and strengthen brand, attract
new customers and enhance and
expand nationwide retail distribution
New Plans New Devices Nationwide Reach

Other Key Initiatives Furthering Leap Performance
•
Transitioned executive management team to more closely align with customers and improve execution
- Appointed new EVP/COO to lead customer focused support organizations
- Appointed new EVP, Field Operations and appointed three area presidents to improve field execution
- Added other senior management leaders focused on vision and execution
•
Fundamentally overhauled back-office systems
- Replaced billing, inventory and point-of-sale systems
- Significantly improved planning, forecasting, supply chain and procurement capabilities
•
Continued management of balance sheet for liquidity and growth
- Refinanced $1.1B of senior unsecured debt to 2020, reducing cash interest expense by $10M annually
- Recently issued $400M of senior notes to provide additional working capital for growth initiatives
•
Entered into key strategic transactions
- Formed new joint venture in South Texas, acquiring ~323,000 former customers of Pocket Communications to create Leap’s most deeply-penetrated market
- Acquired complete ownership and control of Cricket markets in Chicago, Southern Wisconsin and Oregon
- Transactions improved competitive position by increasing our strength and scale while expanding offerings to customers
•
Better utilization of spectrum resources
- Entered into agreement to swap 10-MHz of unused spectrum in exchange for 10-MHz of additional spectrum in 7 existing Cricket markets
•
Developed and launched unique Muve Music  service
- Unlimited music-download service designed specifically for mobile devices
- Will provide Leap with differentiated product in nationwide, mass-merchant retail channels

TM

6.0%
5.0%
4.0%
3.0%
2.0%
2.8%
1Q
2Q
3Q
4Q

1Q
2Q
3Q
4Q
1Q

New Initiatives Driving Churn Down …

•
1Q11 churn reached lowest level in
almost 10 years:
– Consolidated churn of 3.1%, improving
140 basis points Y-O-Y
– 1Q11 voice churn of 2.8%, improving
170 basis points Y-O-Y
•
Churn improvements direct result of
changes management implemented:
– All-inclusive pricing
– Smartphones at affordable prices
– Nationwide voice and data coverage
•
Believe lower levels of churn signal
productive, structural business change
– May experience some near-term
moderation in churn improvement
Voice Churn
2011
2010
2008
Y-O-Y Change in Voice Churn
Worse
Better
2010
2011

… And Improving ARPU …

Average Revenue Per User
2010 2011
•
ARPU increased over $1 Y-O-Y and
Q-O-Q due to:
–
Improved device portfolio
–
All-inclusive service plans
–
Improved voice churn
•
Expect ARPU improvements to
continue in coming quarters due
to:
–
Increased smartphone penetration
–
Higher Broadband ARPU and
potential Muve Music uptake

$123.0
… Putting Leap On Trajectory for
Improved Financial Performance

2011
2010
$5.1 ($27.0) ($18.1)
$614.6 $636.6 $678.4
Operating Income
(Loss)
Adjusted OIBDA
$107.0
$112.5
(1)
Broadband Services
Adjusted OIBDA
(Investment)
Voice Services
Adjusted OIBDA
($ in millions)
Service Revenues
1Q
1Q
4Q
•
Q-O-Q improvements in service
revenues due to:
Subscriber growth
Uptake of higher-ARPU service
plans
•
Y-O-Y decrease in adjusted OIBDA
reflects:
All-in-monthly pricing which
eliminated ~$130M of annual
revenue from late/other fees
Investments in equipment subsidy
and product cost to support
transition to smartphones and
national coverage
•
Beginning to benefit from cost
leverage
•
Expect adjusted OIBDA margin
improvement in the coming quarters
(1) Includes one-time ~$3M expense associated with South Texas joint venture
Note: Minor calculation differences in reported numbers due to rounding
Adjusted OIBDA

Expect positive voice net additions in 2Q11 and voice gross additions closer to 2Q10 reported levels
Expect decrease in number of Broadband customers
Expect adjusted OIBDA margin improvement from 1Q11 to 2Q11
Expect ARPU improvements to continue at pace similar to recent improvements
Churn expected to follow 2008 patterns but at reduced levels
- 2Q11 Update:  Y-O-Y churn improvement in 2Q11, with improvement moderated
CPGA – Expect sales & marketing spending levels to remain similar quarter over quarter
Expect to have over 100,000 Muve Music customers soon
Expect Cash Cost Per User (CCU) to flatten or decline from 1Q11 to 2Q11
Outlook Discussed at 1Q11 Earnings Conference Call
Current 2Q11
Outlook
Upgrade activity and associated cost expected to decline seasonally in 2Q11
Cost Per Gross Customer Addition (CPGA) – Expect device subsidy expense to increase due to change in dealer compensation
- 2Q11 Update:  Increased subsidy expense in 2Q11 will also reflect successful promotional activity in the quarter
Positive Trends Continuing

cricket

LG Optimus C

muve MUSIC from cricket

LEAP

cricket

Strategic Initiatives Driving Growth in Voice Customers

Ground-breaking music service
•Unlimited access to millions of full-track songs and ringtones that reside on mobile device, as part of $55/month service plan
•Will provide Leap with differentiated product in national retail
Marketing efforts are resonating with customers
•Expanding appeal to all value-conscious consumers
Leap’s retail presence is growing
•Expanding distribution in Cricket-branded stores and national retail
•Expect significant portion of retail expansion in time for holiday selling season
Improved offerings increase competitive position
•Robust phone lineup, wide variety of plans and nationwide coverage
Improved
Customer
Awareness
Expanded
Branded
Distribution
Competitive
Devices, Service
Plans & Coverage
Expansion of
Unlimited Music
Product

Sprint

Walmart

muve
MUSIC
from cricket

BEST BUY

LEAP

cricket

MVNO Agreement – Rapid Path to Nationwide Scale
•
National retail playing increasingly
important role in prepaid wireless
- Scale becoming a competitive advantage
•
MVNO agreement with Sprint entered
into in August 2010 provides Leap with
nationwide reach and scale
- Rapid, efficient means for Leap to gain
major presence in national retail
- Provides more cost-effective path to
launching service in additional markets
•
Launch expected in second half of 2011
•
Facilitates launch of Muve Music
nationwide

Optimizing our Network for Multiple
Product Opportunities
Utilizing Data Network Capacity (1)
(1) Capacity calculation is based on current and expected data product usage and performance and is subject to change.
•
Continue to see strong demand
for data services due to
continued strength of
smartphone service plans
•
Expanding and managing
network capacity through:
- Device mix, market-level focus
- Network management
initiatives
- Additional equipment and cell
sites
- Potential for session-based
data
•
Consumer trends driving strong
uptake in smartphones and other
higher-ARPU services
- Opportunity to generate
significant cash flow
Approximate capacity usage as of 1Q11
4Q10 Capacity Forecast
1Q11 Capacity Forecast

Strategically Implementing LTE to
Support Next Phase of Growth

Leap’s LTE implementation being managed through gradual ramp-up and phased to be in place when costs of LTE devices reach attractive levels for our customers
Industry Milestones
Leap is launching its own LTE network beginning in 2011 and
expects to supplement its LTE facilities coverage through roaming arrangements
2013
2013
2012
2012
2011
2011
2010
2010
Device costs begin hitting
broadly appealing
consumer price points
Integrated LTE
devices introduced
Integrated LTE
chipset available
First LTE smartphone
launches
First LTE
markets in the
U.S.
Expected growth of
4G on prepaid
Leap Milestones
Leap launches
R&D market
Expected launch of first
Leap LTE trial market
Expected Leap commercial LTE  deployment

“Leap executed well by driving growth mainly
through smartphone adoption while containing
opex. Despite upcoming seasonal net add
softness in 2Q and 3Q, we expect the benefits
of rising ARPU to translate into EBITDA
margin expansion from 17% in 1Q11 to 22%
in 4Q11.”
- Deutsche Bank, 5/6/11
“We expect continued success in existing markets plus
ramping execution in new markets will allow Leap to
generate a 16%+ EBITDA CAGR
2011-2014,
which at
the current 2012E EBITDA multiple leaves the company, in our view, among the most attractively valued growth-based
investments in our coverage universe.”
- Bank of America Merrill Lynch, 5/5/11
“We believe that given the high ASPs for LTE handsets coupled with the painfully slow smartphone experience of 1xRTT speeds,
Metro finds itself between a rock and a hard place. Leap, on the other hand, might have found itself in a sweet spot, where
it could take advantage of falling 3G handset prices and leverage smartphone growth (and the Android platform) to grow EBITDA
and margins faster than consensus anticipates in 2012.”
- Citadel, 5/25/11
“We believe the increased smartphone
penetration coupled with the All-
Inclusive plan will continue to improve
churn; as such, we are trimming 2011E churn
by 20 bps to 3.6%.”
- RBC Capital, 5/6/11
“Leap showed solid execution of its
turnaround strategy that began back in
August ’10. While we continue to believe Leap
has good potential, in the near term, its go-to-
market strategy is still in transition and is
carrying substantial near term costs. LEAP’s
focus on smart phones is beginning to
show benefits in ARPU, churn, and
subscriber growth.”
- SunTrust, 5/6/11

BOARD OF DIRECTORS Experienced and Independent 24

Name	Current Position	Recent Telecom Experience	Independent	Leap Ownership	Commentary
John D. Harkey, Jr. *Director since 2005* *Age: 50*	CEO and Chairman Consolidated Restaurant Companies	✓	✓	67,805 shares	• Previously a partner with the law firm Cracken & Harkey • Serves as chairman of Regency Energy Partners and on the boards of Loral Space & Communications, Energy Transfer Equity and Emisphere Technologies
S. Douglas Hutcheson *Director since 2005* *Age: 55*	President and CEO Leap Wireless International	✓		640,802 shares	• Member of founding management team • Served in variety of positions at Leap, including CFO and vice president overseeing strategic planning and product and business development
Ronald J. Kramer *Director since 2009* *Age: 52*	CEO Griffon Corporation		✓	16,363 shares	• Previously president and director of Wynn Resorts • Formerly served on the boards of directors of Monster Worldwide, Sapphire Industrials Corporation, Lakes Entertainment, Republic Property Trust and New Valley Corporation
Paula Kruger *Nominee* *Age: 60*	CEO Milano Worldwide Corporation	✓	✓	N/A	• Previously EVP of the mass markets group of Qwest Communications and president of customer relationship management service line at Electronic Data Systems
Robert V. LaPenta *Director since 2005* *Age: 65*	Chairman, President and CEO L-1 Identity Solutions	✓	✓	42,805 shares	• Previously Chairman and CEO of L-1 Investment Partners • Co-founder of L-3 Communications Holdings
Mark A. Leavitt *Nominee* *Age: 52*	Global Head of TMT Corporate Investment Banking Piper Jaffray	✓	✓	N/A	• Previously managing director and head of the media and communications group at Jefferies & Company
Mark H. Rachesky *Director since 2004* *Age: 52*	President and Co-Founder MHR Fund Management	✓	✓	15,593,581 shares	• Chairman of Loral Space & Communications and Telesat Canada and member of the boards of Emisphere Technologies and Lionsgate Entertainment
Michael B. Targoff *Director since 1998* *Age: 66*	President Loral Space & Communications	✓	✓	20,331 shares	• Member of the board of directors of ViaSat and chairman of CPI International

LEAP
cricket

Leap’s Independent Slate of Nominees 25

Leap’s Commitment to Good Corporate Governance

All directors (other than CEO) are independent under NASDAQ rules; all have alignment of interests with stockholders
Wide range of relevant operational and financial expertise represented
Non-executive Chairman of the Board
Directors are elected annually
Each board committee composed entirely of independent directors
Company has adopted and disclosed Corporate Governance Guidelines
All directors attended more than 75% of Board and committee meetings in 2010

Leap’s Board Continually Looks To
Deliver Increased Value To Stockholders
•
In 2007, Leap engaged in discussions with MetroPCS following its unsolicited public offer
–
Board determined Metro’s offer allocated disproportionate synergy value to Metro and offered essentially no premium to Leap stockholders
–
Leap and Metro’s discussions also limited by Leap’s 4Q07 restatement and FCC-mandated M&A “quiet period”
for spectrum auction participants
•
In 2008 and 2009, Leap approached Metro regarding possible joint opportunities,
including
partnerships to own/operate certain markets – but significant discussions did not develop
•
Leap also engaged in discussions with AWS spectrum holders and others regarding strategic and operating opportunities
•
In 2010, Leap undertook comprehensive review of strategic alternatives to build stockholder value
–
Board added additional independent directors to help oversee process and ensure broad perspective
–
Appointed Special Committee of independent directors to oversee review
–
Special Committee and its financial advisors initiated discussions with numerous parties regarding potential strategic opportunities, including MetroPCS
–
Leap also began developing important new product and service plan offerings, which it believed would significantly improve operational performance
–
Special Committee and Board unanimously determined to pursue Leap’s current operational strategy, rolled out in 2010, which has yielded significant results

•
Leap’s compensation program tied to corporate
performance,
aligning interests of
management with those of stockholders
–
Substantial majority of total compensation opportunity consists of annual cash bonus and long-term equity, which are tied to corporate and individual performance
–
2010 was period of continued, intense competition within wireless industry and ongoing transition in Leap’s business, as new initiatives were implemented to improve competitive positioning and operational performance
–
Because many of Leap’s new initiatives were introduced in 2H10, they did not significantly impact full-year
2010 results but are now leading to improved financial and operational performance
•
Compensation earned by senior management, including CEO, reflects transition of Leap’s business and responsible executive compensation program
–
No increases in CEO’s $750K base salary or annual target bonus in 2010 or 2011, which were significantly below 50th percentile provided by peer companies
–
CEO recommended that he receive no cash bonus award for 2010 based upon Company’s business
transition and expected near-term business performance
–
More than two-thirds of CEO’s total compensation for 2010 consisted of long-term equity compensation,
primarily consisting of performance-vested restricted shares with vesting tied to stock price appreciation
–
Remaining executive officers received no increase to 2010 or 2011 base salaries, cash bonus awards well-
below target bonus levels and equity compensation consisting primarily of performance-vested restricted shares

Responsible Executive Compensation Program

PENTWATER PROPOSAL AND PROXY CONTEST Opportunistic and Non-Compliant 29

•
Since announcing proxy fight, Pentwater has sold almost 40% of its shares
(even selling on
day it filed its initial proxy statement)
•
Established short position covering more than 1.6M Leap shares, equal to ~67% of its
2.4M shares held as of 6/20/11
•
Announced public proxy fight without first discussing operational proposals  or suggestions with the Company (and promptly started selling as stock price rose)
•
Waited until end of nomination period to attempt to nominate directors
•
Did not comply with bylaw requirements
•
Failed to disclose material facts about Pentwater and its
nominees,
including that one
nominee is related to Pentwater portfolio manager and true size of its short position
•
Has offered only backward-looking critiques with no specific strategy for the Company beyond what management is already doing

Pentwater Interested Only In Short-Term Profits
Pentwater Capital Management is an opportunistic investor with no long-term commitment to Leap and interests that differ from other stockholders

•
Leap welcomes stockholder input on all topics, including director nominations
•
Leap’s bylaws designed to provide fairness and
transparency,
allowing stockholders to fully
evaluate nominees’ independence and qualifications
•
Pentwater’s nominations did not comply with bylaws in critical respects going to heart of transparency, independence and alignment of stockholder interests:
- Failed to disclose that one nominee is father of a Pentwater portfolio manager and nature of agreements/understandings between nominees and Pentwater
- Failed to adequately disclose that its ownership position in Leap common stock was substantially hedged by put options
- Failed to disclose whether it had formed group with other activist investors who have recently acquired Leap common stock and who have acted in concert with Pentwater in past
•
Shares voted for Pentwater nominees will not be counted at the Annual Meeting absent contrary judgment by Delaware courts
•
We believe Leap’s advance notice bylaws are fair and reasonable and similar to bylaws of many other companies including:
- Allstate Corp., Boeing, eBay, Home Depot, FTI Consulting Inc., Fortune Brands, Hewlett Packard, Gilead Sciences,
Inc., Juniper Networks, McGraw-Hill, PepsiCo, Safeway, Texas Instruments, United Continental Holdings, and
VMWare

Leap’s Bylaws Ensure Disclosure of
Material Information and Overall Fairness

0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
2/5/10 5/17/10 8/24/10 12/1/10 3/9/11 6/20/11
Cumulative Ownership
(Millions of shares)
Pentwater’s Actions Are Opportunistic and
Reveal Weak Long-Term Commitment to Leap
Pentwater’s Short-Term Interest in Leap
Not Aligned with Other Stockholders
Shares traded based on Pentwater proxy statement dated June 30, 2011
10/15/10: Pentwater sold
1.04M shares in one day
From 3/15/11 to 6/20/11
Pentwater sold 37%
of its Leap shares

•
Pentwater did not own any
Leap shares as recently as one
year ago
•
Has actively traded in and
out of stock over last 17
months
•
Sold 1.4M shares in the three
months prior to its initial proxy
statement filing – ~40% of its
position
•
Even on 6/20/11 (date of
Pentwater’s initial proxy filing)
sold 20,000 shares
•
Had short positions covering
more than 1.6M Leap shares
as recently as 6/20/11
Pentwater held
zero shares
February 5, 2010 – June 20, 2011
8/3/10: Investor Day
3/10/11: Announced Proxy Fight
(1)

•
Lacks any strategy for the Company beyond actions Leap already pursuing
•
Comments are
backward-looking;
ignore Leap’s strong position today,
recent strong operating performance and prospects for improved performance in 2011 and beyond
•
Nominees do not have same level of experience/expertise as directors they are trying to replace
•
Criticisms of Leap’s corporate governance are mis-informed and inaccurate

Pentwater’s Actions Are Ill-timed, Mis-informed and
Would Not Benefit Leap’s Stockholders
Pentwater appears to be interested in only short-term profit – and has sold
~40% of its Leap holdings since announcing proxy contest

Pentwater’s Claims … versus the Reality –
Governance
Pentwater’s Claims
Reality

Leap’s Board lacks strong
corporate governance and
perspective
Leap adopted “poison pill” to
entrench management and
stifle the voices of
stockholders
Leap’s 2010 executive
compensation was
unreasonable
•
All directors elected on annual basis
•
All directors NASDAQ-independent
(other than CEO), with wide range of
operational and financial expertise
•
Board expanded
to eight in 2009 to bring additional skills and perspectives
•
Two new
candidates bring highly relevant skills and expertise to help Leap at this stage of growth
•
MHR’s 19.8% stake aligns its interests with other stockholders. Unlike Pentwater,
MHR has never reduced its stake or ever shorted Leap’s stock
•
Tax benefit preservation plan adopted to deter potential “ownership change” under tax laws that would jeopardize ~$2B of Leap’s NOLs
•
Board kept
Plan in place only as long as necessary to protect NOLs
•
Due to 3-year lookback under tax law, threat to NOLs decreased and Board
terminated Plan on June 16, 2011 – before Pentwater filed its initial proxy statement
•
2010 executive compensation responsible and appropriate in light of corporate performance and business transition
•
No increase to 2010 or 2011 base
salaries,
no cash bonus award for CEO
and awards well below target bonus levels for other executives, and equity compensation primarily in performance-vested restricted shares

Pentwater’s Claims … versus the Reality –
Strategic Transactions
Leap’s Board is entrenched, not
open to a strategic transaction
and should not have rejected
MetroPCS’ proposal to merge
with Leap in September 2007
Pentwater’s Claims Reality

•
Leap’s Board continually looks for opportunities to deliver increased value to stockholders; management has regularly stated that it sees the logic of further consolidation in the industry
•
In 2007, Leap entered discussions with Metro following its unsolicited public offer
Discussions limited by Leap’s 4Q07 restatement and FCC-mandated M&A "quiet period"
for spectrum auction participants
•
In 2008 and 2009, Leap approached Metro regarding possible joint opportunities,
including partnerships to own/operate certain markets – but
significant discussions did not develop
•
Leap also engaged in discussions with AWS spectrum holders and others regarding strategic and operating opportunities
•
In 2010, Leap undertook comprehensive strategic review and initiated discussions with numerous parties, including Metro
Board added additional independent directors to help oversee process and ensure broad perspective
After comprehensive review, Special Committee and Board unanimously determined to pursue Leap’s current operational strategy, rolled out in 2010, which has yielded significant results

Pentwater’s Claims … versus the Reality –
Operations
•
Leap introduced all-inclusive service plans in response to customer demand as soon as possible within constraints of prior customer billing system
•
Leap has experienced strong customer adoption and migration to new plans
Mis-timed move to an all-in
pricing model
Pentwater’s Claims Reality

Emphasizing and poorly
executing
a faulty broadband
strategy
•
Leap deployed a 3G strategy focused on increasing demand for data services
- Led initially with broadband due to attractive device pricing
- Consumers now transitioning rapidly to smartphones as prices decline
•
Broadband strategy provided Leap a well positioned network
generating positive OIBDA
•
As a result of slow LTE adoption, competitors now forced to
substantially increase 3G activities
•
Returns building on Leap's successful 3G investment
- 3G investment well-timed
- Broadband created the opportunity for return in smartphone margins

Pentwater’s Claims … and the Reality –
Operations cont.
Pentwater’s Claims Reality

Mis-managing handset
inventory
Mis-management of cost
structure relative to
competitors
•
Some momentum lost in mid-2010, but issues addressed through senior management changes and more robust back-office systems and forecasting
•
Leap’s underlying cost structure is similar to MetroPCS when adjusted for relative market penetration
- Recurring costs per unit (such as non-product network costs) are sensitive to customer penetration
- G&A spend similar when aligned with MetroPCS’ reporting format (which excludes customer care and billing). See appendix
o
Leap focused on minimizing absolute spend despite challenges associated with managing approximately three times as many discrete markets
- Higher CPGA costs reflect direct-channel focus
- Device subsidy costs are lower due, in part, to lower indirect dealer compensation costs associated with higher direct sales mix
o
Headcount reflects acquisition of former Pocket markets, greater number of discrete markets and higher number of direct stores

CONCLUSION Vote FOR Leap’s Nominees on the WHITE Proxy Card 38

•
Leap led by strong, experienced Board and management team that are creating stockholder value with strategy delivering results
- Dramatic operating performance improvements from new business initiatives, positioning Leap for improved financial performance and increased stockholder value
- Changes in executive team and new back-office systems in 2010 improve execution
- Additional plans in place to build on momentum through expanded focus on value-conscious customers and expanded nationwide distribution
•
Pentwater only interested in short-term profit
–
Pentwater has already sold ~40% of its Leap holdings since announcing proxy contest
–
Had short positions covering more than 1.6M shares as recently as 6/20/11
•
Pentwater’s actions are ill-timed, misinformed and would not benefit Leap’s stockholders
- Pentwater lacks any strategy for the Company beyond actions Leap already pursuing
- Pentwater did not comply with Bylaws and their proposals don’t stack up against management’s on-going execution
•
Pentwater is not the right choice

Leap’s Directors Are Creating Stockholder Value and
Committed to Company’s Long-Term Success
Do not jeopardize Leap’s positive momentum –
vote FOR Leap’s nominees on the WHITE proxy card

APPENDIX 40

•
Frequency of future advisory votes on executive compensation
–
Leap’s Board recommends annual advisory vote
•
Stock option exchange program
–
Exchange of “underwater” employee options for lesser number of replacement options with exercise price equal to current FMV
–
Members of Leap’s board and executive officers will not be allowed to participate
–
Only options with exercise price of $30 or higher are eligible for exchange (well exceeds closing prices of Leap common stock for prior 52-week period)
–
Black-Scholes value of new options will be substantially less than value of surrendered options; exchange will not result in incremental accounting cost
–
Replacement options will be subject to three years of additional vesting
–
Options exchanged will be returned to plans for future grants
•
Ratification of selection of PWC as Leap’s independent registered accounting firm for
FY’11

Other 2011 Annual Meeting Agenda Items

1Q11 SG&A Expense
$200
$150
$100
$50
$0
Millions
$172
$170
$110
$62
$92
$78
Leap
Metro PCS

1Q11 SG&A per Covered POP
$2.00
$1.50
$1.00
$0.50
$0.00
$1.80
$1.72
Leap
Metro PCS

Leap SG&A Comparable to Metro

•
Leap SG&A comparable to Metro SG&A on apples-to-apples comparison
•
Leap includes Customer Care and Billing expense in reported SG&A; Metro does not
- Bar charts shown above eliminate $33.7M of Leap 1Q11 Customer Care and Billing expense to align with
Metro SG&A reporting methodology
•
Leap sells greater percentage of handsets in Company-owned stores. Leap Selling Cost reflects expenses related to larger number of retail stores and retail store employees
G&A
Selling Cost